Exhibit 99.1

First Midwest Bancorp, Inc.	Prepared Date: May 9, 2008
Selected Performance and Asset Quality Ratios
Period: 2008Q1

		ROAE %	ROAA %	Diluted EPS Growth Q1 08 vs		Core EPS Growth Q1 08 vs		Net Loan Growth Q1 08 vs		NPAs + 90 Days Delinquent / Loans & ORE %	Reserves / NPLs %	NCOs / Avg Loans %	Reserves / Loans %
Company Name	Ticker			Q4 07	Q1 07	Q4 07	Q1 07	Q4 07	Q1 07
Metro Peer Group
1 AMCORE Financial, Inc.	AMFI	(29.44)	(2.13)	-467.65%	-457.1%	-455.6%	-557.1%	-1.7%	-3.7%	2.98	85.64	1.39	2.47
2 BOK Financial Corporation	BOKF	12.62	1.22	21.05%	17.9%	-8.2%	-1.3%	3.0%	11.1%	1.04	133.12	0.29	1.10
3 Commerce Bancshares, Inc.	CBSH	16.55	1.59	48.33%	27.1%	-21.1%	-10.4%	3.9%	9.7%	0.55	562.48	0.43	1.26
4 Cullen/Frost Bankers, Inc.	CFR	13.89	1.59	-4.30%	14.1%	-7.4%	13.0%	3.2%	7.6%	0.68	322.95	0.19	1.15
5 First Commonwealth Financial Corporation	FCF	7.73	0.75	-6.25%	0.0%	150.0%	185.7%	5.4%	5.2%	1.86	85.03	0.41	1.07
6 Fulton Financial Corporation	FULT	10.53	1.05	9.09%	0.0%	0.0%	0.0%	1.5%	7.8%	1.26	118.56	0.15	1.00
7 MB Financial, Inc.	MBFI	2.66	0.30	-22.73%	-63.0%	-41.7%	-68.9%	3.6%	15.4%	0.91	168.78	0.62	1.35
8 Old National Bancorp	ONB	11.51	1.01	-12.12%	81.3%	-30.3%	21.1%	-0.5%	-4.4%	1.58	102.89	0.52	1.54
9 Provident Bankshares Corporation	PBKS	(12.73)	(1.08)	-14.29%	-212.0%	-28.9%	-36.0%	-0.1%	7.9%	1.07	180.43	0.30	1.31
10 Susquehanna Bancshares, Inc.	SUSQ	6.51	0.87	22.22%	-17.5%	22.2%	-17.5%	1.5%	64.9%	1.15	120.70	0.25	1.05
11 UCBH Holdings, Inc.	UCBH	0.89	0.07	-86.67%	-92.3%	-81.8%	-84.0%	4.1%	17.9%	2.67	54.19	0.60	1.23
12 Valley National Bancorp	VLY	13.25	1.00	13.64%	-35.9%	-20.0%	-22.6%	2.1%	4.8%	0.56	184.25	0.18	0.84
13 Whitney Holding Corporation	WTNY	9.76	1.11	0.00%	-18.2%	-8.7%	-25.0%	1.8%	6.3%	1.99	65.80	0.53	1.19
14 Wintrust Financial Corporation	WTFC	5.25	0.42	-38.46%	-29.8%	-22.8%	-22.8%	0.9%	4.6%	1.31	78.10	0.30	0.77

Maximum:		16.55	1.59	48.3%	81.3%	150.0%	185.7%	5.4%	64.9%	2.98	562.48	1.39	2.47
Minimum:		(29.44)	(2.13)	-467.6%	-457.1%	-455.6%	-557.1%	-1.7%	-4.4%	0.55	54.19	0.15	0.77
Average:		4.93	0.56	-38.4%	-56.1%	-39.6%	-44.7%	2.0%	11.1%	1.40	161.64	0.44	1.24
Median:		8.75	0.94	-5.3%	-17.8%	-20.5%	-20.0%	1.9%	7.7%	1.21	119.63	0.36	1.17

First Midwest Bancorp, Inc.	FMBI	13.75	1.25	572.73%	-10.3%	-18.2%	-16.7%	1.6%	0.9%	1.17	376.34	0.49	1.28

Footnote

-Information obtained from SNL Financial.

-Selected companies represent similarly capitalized banks operating in similar markets. For illustrative purposes only.

-Information is for the first quarter 2008 unless otherwise stated.

-Highlighted Companies represent banks included in Chicago Peer Group.

First Midwest Bancorp, Inc.	Prepared Date: May 9, 2008
Selected Market and Capital Ratios
Period: 2008Q1

		Market Capital [1] ($M)	Dividend Payout Ratio %		Current Dividend Yield [1] %	Price / Estimated EPS [1] %		P/E Ratio (Closing Price / Last 4 Qtrs) [1] $	Price / Tangible Book [1] %	Tangible Equity / Tangible Assets %	Regulatory Capital Ratios
											Leverage %		Tier 1%		Total %
Company Name	Ticker
Metro Peer Group
1 AMCORE Financial, Inc.	AMFI	249.39	NM	[2]	6.51	11.42		(30.70)	132.23	6.53	7.39		8.78		11.20
2 BOK Financial Corporation	BOKF	3,953.38	21.74		1.53	14.66		17.41	216.38	7.83	8.22		9.11		12.12
3 Commerce Bancshares, Inc.	CBSH	3,059.56	28.09		2.35	15.88		14.15	210.80	8.62	8.88		10.45		11.66
4 Cullen/Frost Bankers, Inc.	CFR	3,300.12	44.94		2.99	14.48		15.34	305.21	7.71	8.51		9.98		12.55
5 First Commonwealth Financial Corporation	FCF	843.11	113.33		5.90	20.47		18.00	211.11	6.76	8.54		10.52		11.40
6 Fulton Financial Corporation	FULT	2,204.53	62.50		4.73	13.30		14.42	222.64	6.23	NA	[3]	NA	[3]	NA	[3]
7 MB Financial, Inc.	MBFI	972.96	105.88		2.57	16.08		20.01	223.69	6.09	8.29		9.78		11.81
8 Old National Bancorp	ONB	1,133.38	0.00		5.37	30.39		13.59	245.70	6.44	8.03		10.95		13.84
9 Provident Bankshares Corporation	PBKS	388.96	NM	[2]	3.75	NA	[3]	(167.57)	132.19	4.20	7.45		9.23		10.33
10 Susquehanna Bancshares, Inc.	SUSQ	1,646.50	78.79		5.43	14.27		16.37	240.50	6.02	8.40		9.51		11.68
11 UCBH Holdings, Inc.	UCBH	750.97	200.00		2.35	8.49		9.32	139.40	5.00	7.62		9.17		11.55
12 Valley National Bancorp	VLY	2,266.79	80.00		4.44	16.45		16.82	304.92	6.01	7.58		9.63		11.42
13 Whitney Holding Corporation	WTNY	1,472.08	68.89		5.41	13.80		10.81	183.49	8.32	8.45		NA	[3]	NA	[3]
14 Wintrust Financial Corporation	WTFC	744.75	45.00		1.14	15.58		15.26	178.94	4.88	NA	[3]	NA	[3]	NA	[3]

Maximum:		3,953.38	200.00		6.51	30.39		20.01	305.21	8.62	8.88		10.95		13.84
Minimum:		249.39	0.00		1.14	8.49		(167.57)	132.19	4.20	7.39		8.78		10.33
Average:		1,641.89	70.76		3.89	15.79		(1.20)	210.51	6.47	8.11		9.74		11.78
Median:		1,302.73	65.70		4.10	14.66		14.84	213.75	6.34	8.26		9.63		11.66

First Midwest Bancorp, Inc.	FMBI	1,213.54	59.62		4.96	12.61		16.12	299.25	5.62	7.51		9.19		11.78

Footnote

-Information obtained from SNL Financial.

-Selected companies represent similarly capitalized banks operating in similar markets. For illustrative purposes only.

-Information is for the first quarter 2008 unless otherwise stated.

-Highlighted Companies represent banks included in Chicago Peer Group.

Note 1: Based upon closing market price per share at May 9, 2008.

Note 2: NM indicates that this ratio is not meaningful because this institution recorded a loss for the quarter.

Note 3: NA indicates that the information is not currently available from SNL.